SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) of the

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date earliest event reported): March 20, 2002

WFS Receivables Corporation

(Exact name of registrant as specified in charter)

California (State or other jurisdiction of incorporation)	333-84086 (Commission file number)	33-0885464 (IRS employer identification no.)

6655 West Sahara, Las Vegas, Nevada (Address of principal executive offices)	89146 (Zip code)

Registrant’s telephone number, including area code: (702) 227-8100

This filing relates to Registration Statement No. 333-84086 and 333-62784

ITEM 5. OTHER EVENTS
ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
SIGNATURES
INDEX TO EXHIBITS
EXHIBIT 1.1
Exhibit 4.1
Exhibit 4.2
Exhibit 10.2
Exhibit 10.3
Exhibit 10.6

ITEM 5. OTHER EVENTS

     In connection with the offering of WFS Financial 2002-1 Owner Trust Auto Receivable Backed Notes, Class A-1, Class A-2, Class A-3A, Class A-3B, Class A-4A and Class A-4B, attached are copies of the Underwriting Agreement, Amended and Restated Trust Agreement, Indenture, Administration Agreement, Sale and Servicing Agreement and the Insurance, Indemnity and Pledge Agreement.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c) Exhibits

Exhibit 1.1	Underwriting Agreement dated as of March 12, 2002

Exhibit 4.1	Amended and Restated Trust Agreement dated as of March 20, 2002

Exhibit 4.2	Indenture dated as of March 1, 2002

Exhibit 10.2	Sale and Servicing Agreement dated as of March 1, 2002

Exhibit 10.3	Insurance, Indemnity and Pledge Agreement dated as of March 1, 2002

Exhibit 10.6	Administration Agreement dated as of March 1, 2002

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WFS RECEIVABLES CORPORATION

Date: April 1, 2002	/s/ Mark Olson Mark Olson, Vice President

INDEX TO EXHIBITS

Exhibit No.	Description	Page

1.1	Underwriting Agreement dated as of March 12, 2002

4.1	Amended and Restated Trust Agreement dated as of March 20, 2002

4.2	Indenture dated as of March 1, 2002

10.2	Sale and Servicing Agreement dated as of March 1, 2002

10.3	Insurance, Indemnity and Pledge Agreement dated as of March 1, 2002

10.6	Administration Agreement dated as of March 1, 2002

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